UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2012

EXPRESS SCRIPTS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Compensation Decisions

On February 23, 2012, the Board of Directors of Express Scripts, Inc. (the “Company”) met and finalized the approval of several compensation related items for the Company’s Named Executive Officers. These items were previously considered and approved by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company, subject to ratification by the full Board of Directors. The Named Executive Officers were determined based on those identified in the Summary Compensation Table contained in the Company’s proxy statement dated March 21, 2011.

Base Salary Adjustments and Annual Bonus Awards

The Compensation Committee approved, and the Board of Directors ratified, adjustments to the annual base salaries for each of the Named Executive Officers after a review of performance and competitive market data. The annual base salary levels will become effective as of April 1, 2012. The base salaries are subject to the terms and conditions of the employment agreement between the Company and the Named Executive Officer. The employment agreements are listed as Exhibits 10.6, 10.7 and 10.8 on the exhibit index attached hereto and each is hereby incorporated herein by this reference.

As previously reported, the Compensation Committee approved, and the Board of Directors ratified, annual incentive (i.e., bonus) awards to each of the Named Executive Officers in respect of the year ended December 31, 2011. The annual bonus awards are made pursuant to the Company’s annual bonus plan, with target percentages ranging from 80% to 130% of the annual base salary for 2011. For each of the Named Executive Officers, a minimum target percentage was established pursuant to such executive’s employment agreement with the Company.

Pursuant to the bonus plan, in order for any bonus amount to be paid the Company must meet an annual financial goal which is based on an adjusted EBITDA target (earnings before interest, taxes, depreciation and amortization) and earnings per share (“EPS”). In order for the bonus pool to be funded, the EPS target must be met. Assuming the EPS target is achieved, then (i) if the Company exceeds the adjusted EBITDA target, then 50% of the excess is used to supplement the corporate bonus pool up to a maximum of 200%, or (ii) if the Company fails to meet the adjusted EBITDA target, then the corporate bonus pool is reduced to the extent necessary to enable the Company to meet its target. Once the corporate bonus pool has been established, then actual bonus awards for the Named Executive Officers are determined based on a subjective evaluation of the performance of each Named Executive Officer by the Compensation Committee. The Compensation Committee reviews and approves the annual financial targets used to determine the corporate bonus pool. For 2011, the Company did not meet its EPS and adjusted EBITDA targets. Accordingly, the bonus pool was not funded and the Named Executive Officers did not receive annual incentive awards for 2011.

On February 23, 2012, the Compensation Committee approved, and the Board of Directors ratified, the award of annual incentive awards to each of the Company’s Named Executive Officers with respect to the year ending December 31, 2012. These awards were granted as “Other Awards” under the Company’s 2011 Long-Term Incentive Plan (the “2011 LTIP”) and represent the target and maximum amounts which may be earned by the Named Executive Officers based on corporate, individual performance or other objective factors. The annual incentive awards are subject to the terms and conditions of the 2011 LTIP and the employment agreement between the Company and the participant. The 2011 LTIP is listed as Exhibit 10.5 and is hereby incorporated herein by this reference.

The following table sets forth the 2012 base salary levels, along with the target and maximum annual bonus awards for 2012, for each of the Named Executive Officers:

Name	Title	Annual Base Salary	Target Bonus	Maximum Bonus
George Paz	President, CEO & Chairman	$1,156,000	$1,721,250	$3,442,500
Jeffrey Hall	Executive Vice President and CFO	$715,000	$689,250	$1,378,500
Patrick McNamee	Executive Vice President & COO	$675,000	$646,500	$1,293,000
Edward Ignaczak	Executive Vice President, Sales and Marketing	$675,000	$644,000	$1,288,000
Keith Ebling	Executive Vice President & General Counsel	$600,000	$571,125	$1,142,250

Annual Long-Term Incentive Awards

The Compensation Committee also approved, and the Board of Directors ratified, awards of certain long-term incentive compensation to each of the Named Executive Officers. The long term incentive compensation awards are comprised of a mix of non-qualified stock options, restricted stock units, and performance shares granted under the 2011 LTIP as follows:

Name	Title	Non-Qualified Stock Options	Restricted Stock Units	Performance Shares
George Paz	President, CEO & Chairman	209,358	37,700	52,780
Jeffrey Hall	Executive Vice President and CFO	81,780	11,781	11,781
Patrick McNamee	Executive Vice President & COO	62,153	8,953	8,953
Edward Ignaczak	Executive Vice President, Sales and Marketing	62,153	8,953	8,953
Keith Ebling	Executive Vice President & General Counsel	55,610	8,011	8,011

Non-Qualified Stock Options. The non-qualified stock options (“options”) were granted with an exercise price of $53.05 per share, which was equal to the fair market value of the Company’s common stock (the “Common Stock”) on February 27, 2012 (the “Grant Date”). The options vest and become exercisable as to one-third of each award annually on February 28, 2013, 2014, and 2015, and expire on February 27, 2019. The actual value, if any, of the options will depend on the market value of the Common Stock on the date the options are exercised.

The options are subject to the terms and conditions of the 2011 LTIP, a Stock Option Award Grant Notice entered into with each participant, and the employment agreement between the Company and the participant. The form of Stock Option Award Grant Notice is listed as Exhibit 10.4 and is hereby incorporated herein by this reference.

Restricted Stock Units. The restricted stock units (“units”) awarded to the Named Executive Officers entitle the grantee to receive shares upon the satisfaction of the vesting conditions. The units are scheduled to vest as to one-third of each award annually on February 28, 2013, 2014, and 2015. The units are subject to the terms and conditions of the 2011 LTIP, a Restricted Stock Unit Grant Notice entered into with each participant, and the employment agreement between the Company and the participant. The form of Restricted Stock Unit Grant Notice is listed as Exhibit 10.1 and is hereby incorporated herein by this reference.

Performance Shares. The performance shares are settled in shares of the Common Stock on a share-for-share basis. The number of shares of the Common Stock issued in settlement of the performance share awards will depend on where the Company’s performance for the period from January 1, 2012 through January 1, 2015 ranks in relation to the designated peer group in three equally-rated metrics:

•     compound annual shareholder return (price appreciation plus reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends);

•     compound annual growth in earnings per share (basic earnings per share before non-recurring items and discontinued operations); and

•     average return on invested capital (income before extraordinary items (available for common stock), divided by total invested capital, which is the sum of total long-term debt, preferred stock, minority interest and total common equity).

Realization of the performance share awards and their actual value, if any, will depend on the applicable targets being met and the market value of the Common Stock on the date the performance share awards are settled. The applicable targets and related award percentages for performance share awards are materially consistent with the Company’s past practice.

The performance shares are subject to the terms of the 2011 LTIP, a Performance Share Award Notice entered into with each participant, and the employment agreement between the Company and the participant. The form of Performance Share Notice is listed as Exhibit 10.3 and is hereby incorporated herein by this reference.

The option, unit and performance share awards provide for certain rights for participants in the event of termination of employment as a result of death, disability, retirement and certain other specified causes of termination. The option, unit and performance share awards also provide for certain rights for participants in the event of a change of control.

One-Time Performance Awards

The Compensation Committee also approved, and the Board of Directors ratified, certain one-time performance awards comprised of a mix of options and units for the Named Executive Officers other than Mr. Paz. The terms of these awards are the same as the terms of the option and unit awards described above, except that these awards will vest in full on February 28, 2014, subject to the closing of the merger between the Company and Medco Health Solutions, Inc. If the merger is not completed, the awards will be forfeited. The options were granted with an exercise price of $53.05 per share, which was equal to the fair market value of the Common Stock on the Grant Date.

The one-time performance awards were granted under the 2011 LTIP as follows:

Name	Title	Non-Qualified Stock Options	Restricted Stock Units
George Paz	President, CEO & Chairman	—	—
Jeffrey Hall	Executive Vice President and CFO	15,595	8,058
Patrick McNamee	Executive Vice President & COO	13,680	7,068
Edward Ignaczak	Executive Vice President, Sales and Marketing	13,680	7,068
Keith Ebling	Executive Vice President & General Counsel	8,208	4,241

The options and units comprising the one-time performance awards are subject to the terms of the 2011 LTIP, a Stock Option Award Grant Notice and a Restricted Stock Unit Grant Notice entered into with each participant, and the employment agreement between the Company and the participant.

Item 8.01.	Other Events.

Form of Restricted Stock Unit Grant Notice for Non-Employee Directors

The Compensation Committee approved, and the Board of Directors ratified, the form of Restricted Stock Unit Grant Notice for Non-Employee Directors to be used with respect to grants of units by the Company to non-employee directors under the 2011 LTIP. The form of Restricted Stock Unit Grant Notice for Non-Employee Directors is listed as Exhibit 10.2 and is hereby incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Express Scripts, Inc.

By	/s/ Keith J. Ebling
Name: Keith J. Ebling
Title: Executive Vice President and General Counsel

Dated: February 29, 2012

Exhibit Index

Exhibit No.	Description
10.1 [1]	Form of Restricted Stock Unit Grant Notice used with respect to grants of restricted stock units by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan.
10.2 [1]

Form of Restricted Stock Unit Grant Notice for Non-Employee Directors used with respect to grants of restricted stock units by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan.

10.3 [1]	Form of Performance Share Award Notice used with respect to grants of performance shares by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan.
10.4

Form of Stock Option Grant Notice used with respect to grants of stock options by the Company under the Express Scripts, Inc. 2011 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2011 filed October 25, 2011.

10.5

Express Scripts, Inc. 2011 Long-Term Incentive Plan, incorporated by reference to Appendix B to the Company’s proxy statement for its 2011 annual meeting of stockholders, filed on Schedule 14A on March 21, 2011.

10.6

Amended and Restated Executive Employment Agreement, dated as of October 31, 2008, and effective as of November 1, 2008, between the Company and George Paz, incorporated by reference to Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed October 31, 2008.

10.7

Amendment to the Amended and Restated Executive Employment Agreement, dated as of December 15, 2010, between the Company and George Paz, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 21, 2010.

10.8

Form of Executive Employment Agreement entered into between the Company and certain key executives (including all of the Company’s named executive officers other than Mr. Paz), incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed October 31, 2008.

1	Filed herein.